Exhibit 99.1
1. September 2010 Investor Presentation Keefe, Bruyette & Woods Insurance Conference

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower's filings with the SEC, including among others Tower's Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures (1) Operating income excludes realized gains and losses and acquisition-related transaction costs, net of tax. This is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity. (2) Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Overview of Tower ("TWGP") Leading provider of diversified niche-oriented property and casualty products and services Rated A- by A.M. Best with stable outlook $1.1 Billion in stockholders' equity Twelve insurance company subsidiaries 18 offices nationally with over 1400 employees Tower Differentiation Diversified business model with a niche market focus Profitable growth Effective use of capital Successful acquisition track record

Our 20 Year History

1990	1996	2001	2004	2006	2007	2009	2010

[Pre-IPO]

[Post-IPO]

Tower Insurance Co. of NY (TICNY) founded by Michael Lee

Tower Group, Inc, Tower Risk Management Corp. (TRM) are formed

Acquired renewal rights from Empire Insurance Group

Acquired renewal rights from OneBeacon Insurance Group

IPO & A.M. Best A- Rating

Sponsored CastlePoint Holdings, Ltd.

Acquired Preserver Group, Inc.

Acquired Hermitage Insurance Group and CastlePoint Holdings, Ltd.

Acquired Specialty Underwriters' Alliance, Inc.

Acquired Workers' Compensation Renewal Rights from AequiCap

Acquired OneBeacon's Personal Lines Division on July 1, 2010

TOWER GROUP

3

Diversified with Niche Focus Access to markets with significant premium volume opportunities Allocation of capital to profitable market segments Lines of Business Commercial Package Policies Businessowners Policy Commercial Property Commercial Liability Workers' Compensation Commercial Auto Homeowners Personal Auto Personal Package Policies Customer Groups Commercial General Commercial Specialty Personal Personal Personal Personal Premium Size Small Medium Large Pricing & Coverage Tier Admitted Preferred Admitted Standard Admitted Non-standard Non-admitted E&S Distribution System Retail Agents Wholesale Agents Program Underwriting Agents

Broad Product Lines Geographic Footprint Diversified Distribution (2) Pro-Forma Direct Premiums Written (1) A Diversified Platform Second Quarter 2010 Pro-forma data includes 2Q 2010 OneBeacon personal lines division production Gross premiums written

Diverse Customer Groups Commercial Customers and types of risks Competitiv e Advantage Underwritin g Strategy Personal General Specialty Broad range of Main Street risks: apartment buildings, retail stores, restaurants and artisan contractors Narrowly defined specialized risks: garage liability, commercial construction, specialty transportation, professional employers organizations Modestly valued homeowners, auto and package Streamlined underwriting process, automation and scale Specialized underwriting expertise and product knowledge Comprehensive product offering Focus on underwriting small policies using automated web platform Reduce middle market segment in response to competitive market conditions Focus on narrowly defined homogeneous classes of business Customize products for key producers Emphasis on personal package policies in order to differentiate from direct writers Utilize reciprocal structures to provide additional capacity and generate fee income

(CHART) Track Record of Profitable Growth Loss Ratio AM Best and Company Data. AM Best and Company Data. Total Premium Growth Premium Increases on Renewals Renewal Retention Rates Note: Brokerage Insurance Segment Data. Premium increases include price and exposure change. (CHART)

An Opportunistic Acquisition Strategy MARKET CONDITIONS Small insurance companies with limited capital and high expenses with access to local markets Managing general agencies with specialized product expertise Limited organic growth due to sluggish economy and competitive P&C insurance market conditions Opportunity to grow externally through acquisitions due to motivated sellers with reasonable valuation expectation Consolidation of existing renewal business to offset lack of organic growth Value created by target's access to Tower's financial strength and rating, expense reduction, re- underwriting and cross selling Expertise and track record in integration Profile of TARGETS Value Creation

OneBeacon's Personal Lines Transaction

- OneBeacon's Personal Lines Division (OBPLD) provides homeowners, private passenger automobile and package policies in the Northeast. The business is produced through over 900 agencies with an average tenure of 19 years
- Strategic Benefits
  - Access to reciprocals adds additional capacity and generates fee income
  - Substantially strengthens Tower's personal lines platform capabilities by adding private passenger auto
  - Provides cross selling opportunities
- No external financing was required; transaction closed July 1, 2010

Direct Premiums Written *(in millions)*	**2009**	**6M 2010**
Managed Exchanges (Skylands, Adirondack)	$ 245	$ 113
Stock Insurance Cos.(York, MA Homeland)	$ 275	$ 116
Total Premiums	**$ 520**	**$ 229**

DPW by LOB

6 Months 2010


Home
40%
Auto
55%
Other
5%

TOWER GROUP

9

Higher ROE Using Tower's Business Model Last six quarters - transitional period Acquired significant amount of capital from the CastlePoint acquisition Redeployed capital to acquire insurance companies to build a larger, more diversified business model Temporary decrease in ROE due to significantly higher capital and integration of acquisitions Third quarter and beyond - gradual shift to Tower's hybrid business model to achieve target returns Anticipated higher ROE due to increased commission and fee income and capital management Operating ROE (%) Total Premiums to Average Equity Leverage 14.4% 1.6x - 2.0x 12.9% 27.3% 13.7% 7.6% 13 - 15% 1. 2x 1.3x 1.3x 1.3x 20.9% CastlePoint Acquisition SUA Acquisition 10.2% 1.2x 1.1x 2.5x CAT Losses

Second Quarter 2010 Financial Highlights Second Half 2010 Objectives Increased operating and investment leverage from OneBeacon Personal Lines acquisition should lead to improving ROE Lower net expense ratio due to increase in operating leverage and management fees from reciprocal management Continued share repurchase (first six months: repurchased 1.8 million shares of common stock at an average price per share of $21.51 for a total cost of $39.7 million*) *Since the repurchase program began in March 2010, Tower has repurchased 2.2 million shares and at June 30, 2010, $52.8 million remains available under the repurchase program Operating Highlights $ In Millions YoY % Change Gross premiums written and produced Total commission and fee income Net investment income Operating Income Per Share Data $ 331 $ 10 $ 24 $ 25 Per Share 26.7% 26.6% 37.4% 14.3% YoY % Change Book Value Dividend $24.81 $0.125 18.5% 78.6%

Strong Operating Results 5 Year CAGR 67.7% Operating Income Operating EPS 5 Year CAGR 23.5% 5 Year CAGR 52.0% 5 Year CAGR 28.9% Book Value Per Share Stockholders' Equity $ in millions $ per share

Premiums and Combined Ratio Net Combined Ratio Total Premiums ($ in millions)

Increasing Invested Asset Portfolio Invested Assets and Investment Income ($ millions) Unrealized Gains (Losses) ($ millions) *Pro-forma invested assets include OneBeacon Personal Lines Division investments, net of transaction costs Invested Assets Investment Income

Highly Rated Investments High quality investment portfolio with net unrealized gain of $91 million (pre- tax) at June 30, 2010 Fixed income average quality of AA- Duration of 4.2 years Tax equivalent book yield of 5.2% Asset Allocation Asset Quality

Five-Year Record of Strong Results Five-Year Record of Strong Results Tower's success over the past five years is the result of entrepreneurial drive, careful planning and disciplined execution * Average for years 2005-2009 except CAGR

Key Investment Considerations Superior track record of operating performance Consistently outperformed industry in terms of growth and profitability Created significant value for shareholders since IPO in 2004 Diversified business platform with a niche market focus Provides organic growth opportunities Allows allocation of capital to profitable market segments Responsible Growth Achieved through consolidation of renewal business through acquisitions Positive outlook Successful completion of post-CastlePoint business plan Full deployment of capital to achieve target returns Continued emphasis on capital management to enhance returns